Fees Summary	May 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 771,080,737.05
Previously Paid Amount	0
Total Fee Amount	118,052.46
Total Offset Amount	0
Net Fee	$ 118,052.46